This Prospectus concisely sets forth information about the Funds a prospective investor should know before investing. Please retain this Prospectus for future reference. With respect to all the Funds except Connecticut Municipal Money
Fund and New Jersey Municipal Money Fund, a Statement of Additional Information dated August 29, 1995 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission ("SEC"). With respect to Connecticut Municipal Money Fund and New Jersey Municipal Money Fund, a Statement of Additional Information dated March 1, 1996, as revised March 5, 1996 (which is incorporated by reference herein) has been filed with the SEC. The Statements of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Funds, your PaineWebber investment executive or PaineWebber's correspondent firms, or by calling toll-free 1-800-762-1000.

------------------------------------------

The Money Market Portfolio and U.S. Government Portfolio are series of PaineWebber RMA Money Fund, Inc. PaineWebber RMA Money Fund, Inc. and PaineWebber RMA Tax-Free Fund, Inc. are Maryland corporations (each a "Corporation"). PaineWebber RMA California Municipal Money Fund and PaineWebber RMA New York Municipal Money Fund are series of PaineWebber Managed Municipal Trust, a Massachusetts business trust, and PaineWebber RMA Connecticut Municipal Money Fund and PaineWebber RMA New Jersey Municipal Money Fund are series of PaineWebber Municipal Money Market Series, a Massachusetts business trust (each a "Trust").

An investment in a Fund is neither insured nor guaranteed by the U.S. government. While each Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

__________________________________________________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PaineWebber RMA

     Money Market Portfolio
     U.S. Government Portfolio
     Tax-Free Fund
     California Municipal
       Money Fund
     Connecticut Municipal
       Money Fund
     New Jersey Municipal
       Money Fund
     New York Municipal
       Money Fund
1285 Avenue of the Americas
New York, New York 10019

-----------------------------------

Professionally managed money
market funds seeking:
/x/ Maximum Current Income
/x/ High Liquidity
/x/ Conservation of Capital
/x/ Income Free from Federal Income Tax for the RMA Tax-Free Fund
/x/ California Double Tax-Free Income for the RMA California Municipal
    Money Fund
/x/ Connecticut Double Tax-Free Income for the RMA Connecticut Municipal
    Money Fund
/x/ New Jersey Double Tax-Free Income for the RMA New Jersey Municipal
    Money Fund
/x/ New York State Double Tax-Free Income or New York City Triple Tax-Free
    Income for the RMA New York Municipal Money Fund

-----------------------------------

Prospectus dated March 1, 1996 (as revised March 5, 1996) with respect to Connecticut Municipal Money Fund and New Jersey Municipal Money Fund and August 29, 1995 (as revised March 5, 1996) with respect to the other Funds.

                                   HIGHLIGHTS

    See the body of the Prospectus for more information on the topics discussed in these highlights.

The Funds:              Professionally managed money market funds (each a "Fund") offered primarily to participants in the PaineWebber Resource Management
                        Account ("RMA")(R) program. The Funds also are offered to
                        participants in the PaineWebber Business Services Account
                        ("BSA")SM program.
Investment Objectives   PaineWebber RMA Money Market Portfolio ("Money Market
  and Policies:         Portfolio")--A diversified money market fund seeking maximum current income consistent with liquidity and conservation of capital; invests in high-grade money market instruments.
                        PaineWebber RMA U.S. Government Portfolio ("U.S. Government
                        Portfolio")--A diversified money market fund seeking maximum current income consistent with liquidity and conservation of capital; invests in short-term U.S. government securities.
                        PaineWebber RMA Tax-Free Fund, Inc. ("Tax-Free Fund")--A
                        diversified money market fund seeking maximum current income exempt from federal income tax consistent with liquidity and conservation of capital; invests in high-grade municipal money market instruments.
                        PaineWebber RMA California Municipal Money Fund ("California
                        Municipal Money Fund")--A non-diversified money market fund seeking maximum current income exempt from federal income tax and
                        California personal income tax, consistent with liquidity and conservation of capital; invests in high-grade municipal money market instruments.
                        PaineWebber RMA Connecticut Municipal Money Fund ("Connecticut
                        Municipal Money Fund")--A non-diversified money market fund seeking the maximization of current income exempt from federal income tax and Connecticut personal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity; invests primarily in debt securities of the State of
                        Connecticut, its political subdivisions, authorities and
                        corporations.
                        PaineWebber RMA New Jersey Municipal Money Fund ("New Jersey
                        Municipal Money Fund")--A non-diversified money market fund seeking the maximization of current income exempt from federal income tax and New Jersey personal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity; invests primarily in debt securities of the State of
                        New Jersey, its political subdivisions, authorities and
                        corporations.
                        PaineWebber RMA New York Municipal Money Fund ("New York Municipal
                        Money Fund")--A non-diversified money market fund seeking maximum current income exempt from federal income tax and New York State and New York City personal income taxes, consistent with liquidity and conservation of capital; invests in high-grade municipal money market instruments.
Total Net Assets at     Money Market Portfolio--$6.3 billion.
  January 31, 1996:     U.S. Government Portfolio--$1.1 billion.
                        Tax-Free Fund--$2.2 billion.
                        California Municipal Money Fund--$477 million.
                        Connecticut Municipal Money Fund--$23.6 million.
                        New Jersey Municipal Money Fund--$41.1 million.
                        New York Municipal Money Fund--$290 million.
Distributor and         PaineWebber Incorporated ("PaineWebber"). See "Management."
  Investment Adviser:
Sub-Adviser:            Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins").
Purchases:              Shares are available exclusively through PaineWebber and its correspondent firms. See "Purchases."
Redemptions:            Shares may be redeemed through PaineWebber or its correspondent firms. See "Redemptions."
Yield:                  Based on current money market rates; quoted in the financial section of most newspapers.
Dividends:              Declared daily and paid monthly. See "Dividends and Taxes."
Reinvestment:           All dividends are automatically paid in Fund shares.
Minimum Purchase:       No minimum.
Public Offering Price:  Net asset value, which each Fund seeks to maintain at $1.00 per share.

    WHO SHOULD INVEST. Each Fund has its own suitability considerations and risk factors, as summarized below and described in detail under "Investment Objectives and Policies." The Funds are designed for investors seeking liquidity and current income. The Funds provide a convenient means for investors to enjoy current income at money market rates with minimal risk of fluctuation of principal.

    Shares of the Funds are offered primarily to clients of PaineWebber and its correspondent firms who are participants in the RMA and BSA programs. Shares of the Funds may be offered to PaineWebber clients with other types of accounts under certain limited circumstances.

    Tax-Free Fund, California Municipal Money Fund, Connecticut Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund (referred to collectively in this Prospectus as the "Municipal Funds") are not suitable for tax-exempt institutions or qualified retirement plans, because those investors cannot take advantage of the tax-exempt character of these Funds' dividends.

    MONEY MARKET PORTFOLIO AND U.S. GOVERNMENT PORTFOLIO are designed for investors seeking liquidity and current income. They provide a convenient means for investors to enjoy current income at money market rates with minimal risk of fluctuation of principal.

    TAX-FREE FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax. It provides a convenient means for investors to enjoy current tax-free income at money market rates with minimal risk of fluctuation of principal.

    CALIFORNIA MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and California personal income tax. The Fund provides a convenient means for California investors to enjoy current tax-free income at money market rates with minimal risk of fluctuation of principal.

    CONNECTICUT MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and Connecticut personal income tax. The Fund provides a convenient means for Connecticut investors to enjoy current tax-free income at money market rates with minimal risk of fluctuation of principal.

    NEW JERSEY MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and New Jersey personal income tax. The Fund provides a convenient means for New Jersey investors to enjoy current tax-free income at money market rates with minimal risk of fluctuation of principal.

    NEW YORK MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and New York State and New York City personal income taxes. The Fund provides a convenient means for New York investors to enjoy current tax-free income at money market rates with minimal risk of fluctuation of principal.

    RISK FACTORS. There can be no assurance that any Fund will achieve its investment objective. In periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, a Fund's yield generally will be somewhat lower. See "Investment Objectives and Policies" for more information about this risk factor and those described below.

    The concentration of the investments of California Municipal Money Fund, New York Municipal Money Fund, Connecticut Municipal Money Fund and New Jersey Municipal Money Fund in California Municipal Securities (defined below), New York Municipal Securities (defined below), Connecticut Municipal Securities (defined below) and New Jersey Municipal Securities (defined below), respectively, may subject those Funds to greater risks than an investment company that has a broader range of investments. The States of California and New York and many of their agencies and local governments have been experiencing, and continue to experience, significant financial difficulties and the credit standings of those States and of certain local governments (including New York City) have been, and could be further, reduced.

    The status of California Municipal Money Fund, New York Municipal Money Fund, Connecticut Municipal Money Fund and New Jersey Municipal Money Fund as "non-diversified" investment companies and the ability of each of the Municipal Funds to invest more than 25% of its total assets in securities the interest on which is paid from similar types of projects, may further increase the risk of an investment in those Funds.

    EXPENSES OF INVESTING IN THE FUNDS. The following tables are intended to assist investors in understanding the expenses associated with investing in each Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                                 FOR ALL FUNDS

Sales charge on purchases of shares....................................   None
Sales charge on reinvested dividends...................................   None
Redemption fee or deferred sales charge................................   None

                        ANNUAL FUND OPERATING EXPENSES*
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                 CALIFORNIA  CONNECTICUT   NEW JERSEY   NEW YORK
                              MONEY        U.S.                  MUNICIPAL    MUNICIPAL    MUNICIPAL    MUNICIPAL
                             MARKET     GOVERNMENT     TAX-        MONEY        MONEY        MONEY        MONEY
                            PORTFOLIO   PORTFOLIO    FREE FUND     FUND         FUND          FUND        FUND
                            ---------   ----------   ---------   ---------   -----------   ----------   ---------
Management fees..........      0.50%       0.45%        0.48%       0.50%        0.50%        0.50%        0.50%
12b-1 fees...............      None        0.08%        0.08%       0.08%        0.12%        0.12%        0.08%
Other expenses...........      0.09%       0.10%        0.07%       0.11%        0.39%        0.31%        0.13%
                               -----       ----         ----        ----         ----         ----         ----
Total Operating
Expenses.................      0.59%       0.63%        0.63%       0.69%        1.01%        0.93%        0.71%
                               ------      ----         ----        ----         ----         ----         ----
                               ------      ----         ----        ----         ----         ----         ----

---------

  * See "Management" for additional information. The fees and expenses shown are those actually incurred for each Fund's most recent fiscal year and, in the case of New York Municipal Money Fund, "Management Fees" and "Total Operating Expenses" are those which would have been incurred by that Fund had PaineWebber not waived a portion of its fees during the fiscal year. PaineWebber currently charges an annual $85 account charge for the RMA program including the Gold MasterCard without the Bank One Line of Credit. The fee for clients who choose the Line of Credit for their Gold MasterCard is $125. The annual account charge for the BSA program, including the MasterCard Business Card, is $125 ($165 with a MasterCard Line of Credit). The account charges are not included in the table because certain non-RMA and non-BSA participants are permitted to purchase shares of the Funds.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

    An investor would pay directly or indirectly the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Money Market Portfolio.....................................    $  6       $19        $33        $ 74
U.S. Government Portfolio..................................    $  6       $20        $35        $ 79
Tax-Free Fund..............................................    $  6       $20        $35        $ 79
California Municipal Money Fund............................    $  7       $22        $38        $ 86
New York Municipal Money Fund..............................    $  7       $23        $40        $ 88
Connecticut Municipal Money Fund...........................    $ 10       $32        $56        $124
New Jersey Municipal Money Fund............................    $  9       $30        $51        $114

    This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, any Fund's projected or actual performance.

    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of each Fund will depend upon, among other things, the level of average net assets and the extent to which each Fund incurs variable expenses, such as transfer agency costs.

FINANCIAL HIGHLIGHTS

    The tables below provide selected per share data and ratios for one share of each Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in each Fund's Annual Report to Shareholders for the fiscal years ended June 30, 1995 (in the case of Tax-Free Fund, Money Market Portfolio, U.S. Government Portfolio, California Municipal Money Fund and New York Municipal Money Fund) and October 31, 1995 (in the case of Connecticut Municipal Money Fund and New Jersey Municipal Money
Fund), which are incorporated by reference into their respective Statements of Additional Information and which may be obtained without charge by calling 1-800-647-1568. The financial statements and notes, as well as the information in the tables appearing below insofar as it relates to the each of the five fiscal years in the period ended June 30, 1995 (in the case of Tax-Free Fund, Money Market Portfolio and U.S. Government Portfolio) and the six fiscal periods ended June 30, 1995 (in the case of California Municipal Money Fund and New York Municipal Money Fund), have been audited by Ernst & Young LLP, independent auditors, whose unqualified reports thereon are incorporated by reference into the Funds' Statement of Additional Information. The information appearing below for the years ended prior to June 30, 1991 or November 30, 1990, as applicable, also have been audited by Ernst & Young LLP, whose reports thereon were unqualified. The financial statements and notes, as well as the information in the tables appearing below for the fiscal year ended October 31, 1995 in the case of Connecticut Municipal Money Fund and New Jersey Municipal Money Fund have been audited by Ernst & Young LLP; financial information for prior periods was audited by other auditors whose reports thereon were unqualified.

                                                                    TAX-FREE FUND
                        ------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDED JUNE 30,
                        ------------------------------------------------------------------------------------------------------
                           1995        1994        1993        1992        1991        1990        1989       1988      1987
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------  --------
Net asset value,
 beginning of
 period..............     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00     $1.00     $1.00
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------  --------
Net investment
 income...............      0.030       0.019       0.021       0.033       0.047       0.053       0.056     0.042     0.037
Dividends from net
 investment income....     (0.030)     (0.019)     (0.021)     (0.033)     (0.047)     (0.053)     (0.056)   (0.042)   (0.037)
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------  --------
Net asset value, end
 of period............     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00     $1.00     $1.00
                        ==========  ==========  ==========  ==========  ==========  ==========  ==========  ========  ========
Total Investment
 Return (1)...........      3.03%       1.88%       2.07%       3.30%       4.74%       5.30%       5.60%     4.20%     3.70%
                        ==========  ==========  ==========  ==========  ==========  ==========  ==========  ========  ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 period (000's).......  $1,562,040  $1,427,724  $1,248,702  $1,183,719  $1,190,073  $1,097,787  $912,865    $941,169  $942,668
Ratio of expenses to
 average net assets...      0.63%       0.64%       0.65%       0.62%       0.67%       0.67%       0.60%     0.61%     0.62%
Ratio of net
 investment income to
 average net assets...      3.00%       1.90%       2.06%       3.30%       4.66%       5.33%       5.49%     4.20%     3.70%

                          1986
                        --------
Net asset value,
 beginning of
   period................$1.00
                        --------
Net investment
 income...............    0.044
Dividends from net
 investment income....   (0.044)
                        --------
Net asset value, end
 of period............   $1.00
                        --------
                        --------
Total Investment
 Return (1)...........    4.40%
                        --------
                        --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (000's).......  $885,308
Ratio of expenses to
 average net assets...    0.60%
Ratio of net
 investment income to
 average net assets...    4.43%

---------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

                                                               MONEY MARKET PORTFOLIO
                     ----------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED JUNE 30,
                     ----------------------------------------------------------------------------------------------------------
                        1995        1994        1993        1992        1991        1990        1989        1988        1987
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
 beginning of
 period............     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net investment
 income............      0.049       0.030       0.029       0.046       0.069       0.081       0.084       0.064       0.055
Dividends from net
 investment
 income............     (0.049)     (0.030)     (0.029)     (0.046)     (0.069)     (0.081)     (0.084)     (0.064)     (0.055)
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
 end of period.....     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total Investment
 Return (1)........      5.00%       2.95%       2.98%       4.56%       6.88%       8.10%       8.40%       6.40%       5.50%
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 period (000's)....  $5,398,146  $4,337,009  $4,031,398  $4,054,344  $4,208,467  $3,765,953  $2,637,820  $2,509,372  $2,163,807
Ratio of expenses
 to average net
 assets............      0.59%       0.59%       0.59%       0.59%       0.61%       0.58%       0.59%       0.76%       0.79%
Ratio of net
 investment income
 to average net
 assets............      4.91%       2.98%       2.95%       4.57%       6.89%       8.07%       8.48%       6.37%       5.54%

                        1986
                     ----------
Net asset value,
 beginning of
 period.............     $1.00
                     ----------
Net investment
income.............      0.069
Dividends from net
investment
income.............     (0.069)
                     ----------
Net asset value,
 end of period.....     $1.00
                     ----------
                     ----------
Total Investment
Return (1).........      6.90%
                     ----------
                     ----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 period (000's)....  $1,740,660
Ratio of expenses
 to average net
assets.............      0.78%
Ratio of net
 investment income
 to average net
assets.............      6.90%

---------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

                                                             U.S. GOVERNMENT PORTFOLIO
                     ----------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED JUNE 30,
                     ----------------------------------------------------------------------------------------------------------
                        1995        1994        1993        1992        1991        1990        1989        1988        1987
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
 beginning of
 period............     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net investment
 income............      0.046       0.027       0.028       0.044       0.066       0.077       0.078       0.059       0.053
Dividends from net
 investment
 income............     (0.046)     (0.027)     (0.028)     (0.044)     (0.066)     (0.077)     (0.078)     (0.059)     (0.053)
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
 end of period.....     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total Investment
 Return (1)........      4.67%       2.74%       2.83%       4.36%       6.59%       7.70%       7.80%       5.90%       5.30%
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 period (000's)....  $815,781    $854,928    $880,834    $838,023    $937,943    $488,577    $327,437    $316,349    $241,148
Ratio of expenses
 to average net
 assets............      0.63%       0.62%       0.61%       0.62%       0.64%       0.68%       0.60%       0.74%       0.75%
Ratio of net
 investment income
 to average net
 assets............      4.55%       2.75%       2.80%       4.37%       6.46%       7.67%       7.77%       5.92%       5.31%

                        1986
                     ----------
Net asset value,
 beginning of
 period............     $1.00
                     ----------
Net investment
 income............      0.066
Dividends from net
 investment
 income............     (0.066)
                     ----------
Net asset value,
 end of period.....     $1.00
                     ----------
                     ----------
Total Investment
 Return (1)........      6.60%
                     ----------
                     ----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 period (000's)....  $204,660
Ratio of expenses
 to average net
 assets............      0.82%
Ratio of net
 investment income
 to average net
 assets............      6.56%

---------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

                                                     CALIFORNIA MUNICIPAL MONEY FUND
                                --------------------------------------------------------------------------
                                                                                                             FOR THE PERIOD
                                     FOR THE YEARS ENDED       FOR THE SEVEN      FOR THE YEARS ENDED       NOVEMBER 7, 1988
                                          JUNE 30,                MONTHS              NOVEMBER 30,            (COMMENCEMENT
                                -----------------------------      ENDED      ----------------------------  OF OPERATIONS) TO
                                  1995       1994      1993    JUNE 30, 1992    1991      1990      1989    NOVEMBER 30, 1988
                                --------   --------  --------  -------------  --------  --------  --------  -----------------
Net asset value, beginning of
 period.......................   $1.00      $1.00     $1.00        $1.00       $1.00     $1.00     $1.00         $1.00
                                --------   --------  --------      -------    --------  --------  --------   ---------
Net investment income.........    0.029      0.018     0.019        0.016       0.038     0.050     0.056         0.004
Dividends from net investment
 income.......................   (0.029)    (0.018)   (0.019)      (0.016)     (0.038)   (0.050)   (0.056)       (0.004)
                                --------   --------  --------      -------    --------  --------  --------   ---------
Net asset value, end of
 period.......................   $1.00      $1.00     $1.00        $1.00       $1.00     $1.00     $1.00         $1.00
                                --------   --------  --------      -------    --------  --------  --------   ---------
                                --------   --------  --------      -------    --------  --------  --------   ---------
Total Investment Return (1)...    2.91%      1.78%     1.88%        1.61%       3.81%     4.95%     5.56%         0.35%
                                --------   --------  --------      -------    --------  --------  --------   ---------
                                --------   --------  --------      -------    --------  --------  --------   ---------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's)......................  $330,937   $295,183  $290,367     $259,183    $261,902  $300,516  $234,605      $53,745
Ratio of expenses to average
 net assets**.................    0.69%      0.69%     0.72%        0.69%*      0.75%     0.70%     0.67%         0.67%*
Ratio of net investment income
 to average net assets**......    2.87%      1.79%     1.86%        2.75%*      3.83%     4.96%     5.52%         5.24%*

---------
 * Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.
 ** For the year ended November 30, 1989, PaineWebber waived fees and/or reimbursed the Fund for a portion of its operating expenses. If such fee waivers and/or expense reimbursements had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 0.73% and 5.46% respectively.

                                                     NEW YORK MUNICIPAL MONEY FUND
                                ------------------------------------------------------------------------
                                                                 FOR THE                                   FOR THE PERIOD
                                     FOR THE YEARS ENDED          SEVEN          FOR THE YEARS ENDED      NOVEMBER 10, 1988
                                          JUNE 30,             MONTHS ENDED         NOVEMBER 30,            (COMMENCEMENT
                                -----------------------------    JUNE 30,    ---------------------------  OF OPERATIONS) TO
                                  1995       1994      1993        1992        1991      1990     1989    NOVEMBER 30, 1988
                                --------   --------  --------  ------------  --------  --------  -------  -----------------
Net asset value, beginning of
 period.......................   $1.00      $1.00     $1.00       $1.00       $1.00     $1.00    $1.00         $1.00
                                --------   --------  --------     ------     --------  --------  -------   ---------
Net investment income.........    0.028      0.017     0.018       0.016       0.037     0.049    0.055        0.003
Dividends from net investment
 income.......................  (0.028)     (0.017)   (0.018)     (0.016)    (0.037)    (0.049)  (0.055)      (0.003)
                                --------   --------  --------     -------    --------  --------  -------   ---------
Net asset value, end of
 period.......................   $1.00      $1.00     $1.00       $1.00       $1.00     $1.00    $1.00         $1.00
                                --------   --------  --------     ------     --------  --------  -------   ---------
                                --------   --------  --------     ------     --------  --------  -------   ---------
Total investment return (1)...    2.80%      1.70%     1.82%       1.62%       3.74%     4.92%    5.51%         0.29%
                                --------   --------  --------     ------     --------  --------  -------   ---------
                                --------   --------  --------     ------     --------  --------  -------   ---------
RATIOS/SUPPLEMENTAL data:
 Net assets, end of period
  (000's).....................  $192,799   $165,111  $116,604   $129,687     $121,347  $113,885  $78,497     $24,237
 Ratio of expenses to average
   net assets:
   Before waiver from
     adviser..................    0.71%      0.75%     0.79%       0.73%*      0.89%     0.85%    0.89%         1.09%*
   After waiver from
     adviser..................    0.68%      0.68%     0.68%       0.68%*      0.68%     0.64%    0.37%         0.27%*
 Ratio of net investment
   income to average net
   assets:
   Before waiver from
     adviser..................    2.79%      1.67%     1.70%       2.54%*      3.52%     4.67%    5.04%         4.07%*
   After waiver from
     adviser..................    2.81%      1.74%     1.81%       2.59%*      3.73%     4.88%    5.56%         4.89%*

---------
 * Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

                                                                   CONNECTICUT MUNICIPAL MONEY FUND
                                                   -----------------------------------------------------------------
                                                                  FOR THE YEARS                     FOR THE PERIOD
                                                                ENDED OCTOBER 31,                  NOVEMBER 6, 1990+
                                                   -------------------------------------------            TO
                                                    1995        1994        1993        1992       OCTOBER 31, 1991
                                                   -------     -------     -------     -------     -----------------
Net asset value, beginning of period...........    $  1.00     $  1.00     $  1.00     $  1.00          $  1.00
                                                   -------     -------     -------     -------           ------

Net investment income..........................      0.026       0.017       0.015       0.022            0.040

Dividends from net investment income...........     (0.026)     (0.017)     (0.015)     (0.022)          (0.040)
                                                   -------     -------     -------     -------           ------

Net asset value, end of period.................    $  1.00     $  1.00     $  1.00     $  1.00          $  1.00
                                                   -------     -------     -------     -------           ------
                                                   -------     -------     -------     -------           ------

Total investment return (1)....................      2.62%       1.74%       1.49%       2.25%            4.04%
                                                   -------     -------     -------     -------           ------
                                                   -------     -------     -------     -------           ------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)..............    $22,209     $25,763     $27,937     $28,063          $40,078

Ratio of expenses to average net assets**......      1.01%       0.90%       0.97%       0.86%            0.36%*

Ratio of net investment income to average net
assets**.......................................      2.63%       1.71%       1.47%       2.28%            3.96%*

------------
 * Annualized
 + Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment in fund shares on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods less than one year have not been annualized.
 ** For the period November 6, 1990 to October 31, 1991, the predecessor adviser waived and/or reimbursed the Fund for a portion of its operating expenses. If such fee waivers and/or expense reimbursements had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 0.82% and 3.50%, respectively.

                                                                     NEW JERSEY MUNICIPAL MONEY FUND
                                                   --------------------------------------------------------------------
                                                                  FOR THE YEARS                       FOR THE PERIOD
                                                                ENDED OCTOBER 31,                   FEBRUARY 1, 1991+
                                                   -------------------------------------------              TO
                                                    1995        1994        1993        1992         OCTOBER 31, 1991
                                                   -------     -------     -------     -------     --------------------
Net asset value, beginning of period...........    $  1.00     $  1.00     $  1.00     $  1.00           $   1.00
                                                   -------     -------     -------     -------             ------

Net investment income..........................      0.027       0.018       0.016       0.025              0.032

Dividends from net investment income...........     (0.027)     (0.018)     (0.016)     (0.025)            (0.032)
                                                   -------     -------     -------     -------             ------

Net asset value, end of period.................    $  1.00     $  1.00     $  1.00     $  1.00           $   1.00
                                                   -------     -------     -------     -------             ------
                                                   -------     -------     -------     -------             ------

Total investment return (1)....................      2.75%       1.76%       1.65%       2.49%              3.19%
                                                   -------     -------     -------     -------             ------
                                                   -------     -------     -------     -------             ------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)..............    $36,206     $31,981     $36,473     $27,625           $ 41,504

Ratio of expenses to average net assets**......      0.93%       0.85%       0.93%       0.86%              0.27%*

Ratio of net investment income to average net
assets**.......................................      2.73%       1.74%       1.63%       2.51%              4.20%*

------------
 * Annualized
 + Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment in fund shares on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods less than one year have not been annualized.
 ** For the period February 1, 1991 to October 31, 1991, the predecessor adviser waived and/or reimbursed the Fund for a portion of its operating expenses. If such fee waivers and/or expense reimbursements had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 0.83% and 3.64%, respectively.

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of both the Money Market Portfolio and the U.S. Government Portfolio is to provide maximum current income consistent with liquidity and conservation of capital. Each Fund seeks to meet this objective by following different investment policies. The Tax-Free Fund's investment objective is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. The California Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital. The New York Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital. The Con-necticut Municipal Money Fund's objective is the maximization of current income exempt from federal income tax and Connecticut personal income tax for residents of the state of Connecticut, consistent with the preservation of capital and the maintenance of liquidity. The New Jersey Municipal Money Fund's objective is the maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the state of New Jersey, consistent with the preservation of capital and the maintenance of liquidity.

    Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. In managing each Fund's portfolio, Mitchell Hutchins may employ a number of professional money management techniques, including varying the composition and the average weighted maturity of each Fund's portfolio based upon its assessment of the relative values of various money market instruments and future interest rate patterns, in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. Mitchell Hutchins may also seek to improve a Fund's yield by purchasing or selling securities to take advantage of yield disparities among similar or dissimilar money market instruments that regularly occur in the money market.

    There can be no assurance that the Funds will achieve their investment objectives. In periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the opposite will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true.

MONEY MARKET PORTFOLIO

    The Money Market Portfolio invests in high-grade money market instruments with remaining maturities of 13 months or less. These instruments include U.S. government securities, obligations of U.S. banks, commercial paper and other short-term corporate obligations, corporate bonds and notes, variable and floating rate securities and participation interests or repurchase agreements involving any of the foregoing securities. Participation interests are pro rata interests in securities held by others.

    The U.S. government securities in which the Money Market Portfolio may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates

("GNMAs")), securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Resolution Funding Corporation and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer (such as mortgage-backed securities issued by the Federal National Mortgage Association).

    The Money Market Portfolio may invest in obligations (including certificates of deposit, time deposits, bankers' acceptances and similar obligations) of U.S. banks, including foreign branches of domestic banks and domestic branches of foreign banks, having total assets in excess of $1.5 billion at the time of purchase. The Fund may invest in interest-bearing savings deposits in U.S. commercial and savings banks having total assets of $1.5 billion or less, provided that the principal amounts at each such bank are fully insured by the Federal Deposit Insurance Corporation and the aggregate amount of such deposits (plus interest earned) does not exceed 5% of the value of the Fund's assets.

    The commercial paper and other short-term corporate obligations purchased by the Money Market Portfolio consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Corporation's board of directors, present minimal credit risks and are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligations a short-term rating or (3) unrated, but determined by Mitchell Hutchins to be of comparable quality ("First Tier Securities"). The Money Market Portfolio generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

U.S. GOVERNMENT PORTFOLIO

    The U.S. Government Portfolio invests in U.S. government securities with remaining maturities of 13 months or less and repurchase agreements secured by U.S. government securities. Under investment guidelines adopted by the Corporation's board of directors, the U.S. Government Portfolio currently invests only in securities, such as U.S. Treasury bills, Treasury notes and GNMAs, that are backed by the full faith and credit of the United States and repurchase agreements secured by such securities. These guidelines may be modified by the directors without shareholder approval, but there is no present intention to do so. U.S. government securities in which the Fund would otherwise be authorized to invest include obligations supported primarily or solely by the creditworthiness of the issuer.

TAX-FREE FUND

    The Tax-Free Fund invests substantially all of its assets in money market instruments with remaining maturities of 13 months or less issued by states, municipalities and public authorities, the interest from which is exempt from federal income tax ("Municipal Securities"). The Fund purchases only those Municipal Securities that are First Tier Securities. These Municipal Securities include municipal notes, municipal commercial paper, municipal bonds, floating and variable rate municipal obligations and participation interests in municipal bonds and floating and variable rate obligations. Municipal bonds include industrial development bonds ("IDBs"), private activity bonds ("PABs"), moral obligation bonds, municipal lease obligations and certificates of participation therein and put bonds. The interest on most PABs is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Under normal market conditions, the Fund intends to invest in Municipal Securities that pay interest that is not an item of tax preference for purposes of the AMT ("AMT exempt interest"), but may invest up to 20% of its total assets in such securities if, in Mitchell Hutchins' judgment, market conditions warrant. The principal municipal obligations in which the Fund invests are described in the Appendix to this Prospectus.

CALIFORNIA MUNICIPAL MONEY FUND

    Except for temporary purposes, the California Municipal Money Fund will invest at least 80% and will seek to invest 100% of its net assets in Municipal Securities issued by the State of California, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as California personal income tax ("California Municipal Securities").

    The California Municipal Money Fund invests in high-grade California Municipal Securities with remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for the Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund intends to invest in California Municipal Securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant. The California Municipal Securities purchased by the Fund consist only of First Tier Securities.

NEW YORK MUNICIPAL MONEY FUND

    Except for temporary purposes, the New York Municipal Money Fund will invest at least 80% and will seek to invest 100% of its net assets in Municipal Securities issued by the State of New York, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes ("New York Municipal Securities").

    The New York Municipal Money Fund invests in high-grade New York Municipal Securities with remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for the Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund intends to invest in New York Municipal Securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant. The New York Municipal Securities purchased by the Fund consist only of First Tier Securities.

CONNECTICUT MUNICIPAL MONEY FUND

    Except for temporary purposes, the Connecticut Municipal Money Fund invests primarily in Municipal Securities issued by the State of Connecticut, its political subdivisions, authorities and corporations, the interest from which is exempt from federal income tax as well as Connecticut personal income tax ("Connecticut Municipal Securities"). The Fund invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Securities. At least 65% of the value of the Fund's net assets will be invested in Connecticut Municipal Securities.

    The Connecticut Municipal Money Fund invests in high-grade Connecticut Municipal Securities with remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund intends to invest in Connecticut Municipal Securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins's judgment, market conditions warrant. The Connecticut Municipal Securities purchased by the Fund consist only of First Tier Securities.

NEW JERSEY MUNICIPAL MONEY FUND

    Except for temporary defensive purposes, the New Jersey Municipal Money Fund invests primarily in Municipal Securities issued by the State of New Jersey, its political subdivisions, authorities and corporations, the interest from which is exempt from federal income tax as well as New Jersey personal income tax ("New Jersey Municipal Securities"). The Fund invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Securities. At least 65% of the value of the Fund's net assets will be invested in New Jersey Municipal Securities.

    The New Jersey Municipal Money Fund invests in high-grade New Jersey Municipal Securities with remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund intends to invest in New Jersey Municipal Securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins's judgment, market conditions warrant. The New Jersey Municipal Securities purchased by the Fund consist only of First Tier Securities.

OTHER INVESTMENT POLICIES AND RISK FACTORS

    U.S. GOVERNMENT SECURITIES. The Money Market and U.S. Government Portfolios may also acquire securities issued or guaranteed as to principal and interest by the U.S. government in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners of such notes or bonds. These custodial receipts are known by various names, including "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). The Funds may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The staff of the SEC currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury STRIPS program are not U.S. government securities.

    VARIABLE AND FLOATING RATE SECURITIES. The Funds may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government (Money Market and U.S. Government Portfolios), or (if subject to a demand feature exercisable within 13 months or less) issued by U.S. companies (Money Market Portfolio) or municipal issuers (Municipal Funds). The yield on these securities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Funds' investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Certain of these obligations carry a demand feature that gives the Fund the right to tender them back to the issuer or a remarketing agent and receive the principal amount of the security prior to maturity. The demand feature may or may not be backed by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligation.

    Securities purchased by the Money Market Portfolio may include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and the issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. These notes are payable on demand and are typically unrated.

    REPURCHASE AGREEMENTS. The Money Market Portfolio and the U.S. Government Portfolio each may enter into repurchase agreements with U.S. banks and dealers with respect to any security in which that Fund is authorized to invest. Each Municipal Fund may enter into repurchase agreements with such institutions with respect to U.S. government securities, commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to that bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent, the Funds intend to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the applicable Corporation's board of directors or Trust's board of trustees. The Municipal Funds do not intend to enter into repurchase agreements except as a temporary measure and under unusual circumstances.

SPECIAL RISK CONSIDERATIONS--CALIFORNIA MUNICIPAL MONEY FUND, CONNECTICUT MUNICIPAL MONEY FUND, NEW JERSEY MUNICIPAL MONEY FUND AND NEW YORK MUNICIPAL MONEY FUND.

    Each of these Funds may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities, such as securities the interest on which is paid from revenues of similar types of projects. The Funds may be subject to greater risk than other funds that do not follow this practice.

    These Funds are "non-diversified," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), but each intends to continue to qualify as a "regulated investment company" for federal income tax purposes. See "Dividends and Taxes." This means, in general, that more than 5% of each Fund's total assets may be invested in securities of one issuer, but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. Although Mitchell Hutchins anticipates that normally each Fund's portfolio will include the securities of a number of different issuers, each Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" investment company, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in that Fund's yield or affect that Fund's ability to maintain a constant net asset value per share.

    RISKS OF CALIFORNIA MUNICIPAL SECURITIES. The California Municipal Money Fund's investment concentration in California Municipal Securities involves greater risks than if it selected its investments from a broader geographic region. The Fund's yield and ability to maintain a constant net asset value per share can be affected by political and economic developments within the State of California ("California") and by the financial condition of California, its public authorities and political subdivisions. California suffered a severe eco-nomic recession between 1990-1993, which resulted in broad-based revenue shortfalls for the State and many local governments. California's fiscal condition has improved as its economy has been in a sustained recovery since 1994. During the recession, the State substantially reduced local assistance, and further reductions could adversely affect the financial conditions of cities, counties, and other government agencies facing constraints in their own revenue collections. California's long-term credit rating has been reduced in the past several years.

    In the past, California voters have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities and future voter initiatives could result in adverse consequences affecting California Municipal Securities. These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California Municipal Securities. A more detailed discussion of the risks of investing in California Municipal Securities is included in the Statement of Additional Information.

    RISKS OF CONNECTICUT MUNICIPAL MONEY FUND. Connecticut's economy relies in part on activities that may be adversely affected by cyclical change and recent declines in defense spending have had an impact on unemployment levels. Although the State recorded General Fund surpluses in its 1986 and 1987 fiscal years, Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligation Economic Recovery Notes. The State Comptroller's annual reports for the fiscal years ended June 30, 1993, 1994 and 1995 reflected General Fund operating surpluses of $113.5 million, $19.7 million and $80.5 million, respectively. In February 1996, the Comptroller estimated a General Fund deficit of $22.1 million for the fiscal year end. To the extent there is a deficit, it may be funded by a transfer from the $80.5 million Budget Reserve Fund. As a result of recurring budgetary problems in the early 1990s, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), downgraded the State's general obligation bonds from AA+ to AA in April 1990 and, in September 1991, to AA-. Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, L.P. ("Fitch") rate Connecticut's bonds Aa and AA+, respectively.

    RISKS OF NEW JERSEY MUNICIPAL MONEY FUND. Although New Jersey enjoyed a period of economic growth with unemployment levels below the national average during the mid-1980s, New Jersey's economy slowed down well before the onset of the national recession, which, according to the National Bureau of Economic Research, began in July 1990. Reflecting the economic downturn, New Jersey's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, the State's unemployment rate fell to 6.4% during the first ten months of 1995. As a result of New Jersey's recent fiscal weakness, in July 1991, S&P lowered its rating of the State's AAA general obligation debt to AA+.

    RISKS OF NEW YORK MUNICIPAL SECURITIES. The New York Municipal Money Fund's investment concentration in New York Municipal Securities involves greater risks than if it selected its investments from a broader geographic region. The Fund's yield and ability to maintain a constant net asset value per share can be affected by political and economic developments within the State of New York (the "State") and by the financial condition of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). Although the State reduced its accumulated General Fund deficits and experienced operating surpluses in fiscal year ("FY") 1991-92 through 1993-94, it experienced an operating deficit of $1.426 billion for FY 1994-95. The State continues to experience substantial financial difficulties related to the recent recession, resulting in, among other things, reductions in General Fund receipts. Currently the 1995-96 State Financial Plan shows a cash balance in the General Fund, and projects a moderate operating surplus, but prolonged interruptions in the State's receipt of federal grants could create adverse developments. Similarly, although the Governor's proposed FY 1996-97 budget projects a cash balance in the General Fund, it anticipates closing an approximate $3.9 billion budget gap to arrive at such balance. Approximately $2 billion of such savings are expected to derive from Federal policy changes. The likelihood that a balanced budget for FY 1996-97 will be achieved depends in part on a Federal budget resolution as well as the implementation of numerous and substantial corrective measures assumed in the Governor's proposed budget. The City (which is constrained in its fiscal flexibility by an already heavy local tax burden, urgent social needs and its extensive and deteriorating infrastructure) and most suburban county governments have experienced serious fiscal problems related to the recessionary performance of the regional economy, which has caused substantial, broad-based and recurring revenue shortfalls. Both the State of New York's credit rating and the City's credit rating have been, and could be further, reduced; and their ability to provide assistance to public authorities and political subdivisions has been, and could be further, impaired. A more detailed discussion of the risks of investing in New York Municipal Securities is included in the Statement of Additional Information.

OTHER INVESTMENT POLICIES.

    During unusual market conditions, including when, in the opinion of Mitchell Hutchins there are insufficient suitable Municipal Securities available, each of the Municipal Funds temporarily may invest more than 20% of its net assets in other Municipal Securities. For this purpose, "suitable Municipal Securities" means, in the case of the Tax-Free Fund, Municipal Securities that pay AMT exempt interest; in the case of California Municipal Money Fund, California Municipal Securities; in the case of Connecticut Municipal Money Fund, Connecticut Municipal Securities; in the case of New Jersey Municipal Money Fund, New Jersey Municipal Securities; and, in the case of New York Municipal Money Fund, New York Municipal Securities. "Other Municipal Securities" means, in the case of the Tax-Free Fund, Municipal Securities that pay interest subject to the AMT and, in the case of California Municipal Money Fund, Connecticut Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund, Municipal Securities other than California Municipal Securities, Connecticut Municipal Securities, New Jersey Municipal Securities and New York Municipal Securities, respectively.

    Under normal circumstances, each Municipal Fund must invest at least 80% of its net assets in securities that pay interest which is exempt from federal income tax. However, when Mitchell Hutchins believes unusual circumstances warrant a defensive posture, including when, in the opinion of Mitchell Hutchins, neither suitable Municipal Securities nor other Municipal Securities are available, each Municipal Fund may hold cash and may invest any portion or all of its net assets in taxable money market instruments, including repurchase agreements. To the extent a Fund holds cash, such cash would not earn income and would reduce the Fund's yield.

    Each Fund may borrow money for temporary purposes, but not in excess of 10% of its total assets (except that each of Connecticut Municipal Money Fund and New Jersey Municipal Money Fund may borrow up to 15% of its net assets). Borrowings by the Money Market Portfolio and U.S. Government Portfolio may include reverse repurchase agreements involving up to 5% of each Fund's assets. The Municipal Funds may purchase Municipal Securities on a "when-issued" basis, that is, for delivery beyond the normal settlement date at a stated price and yield. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases Municipal Securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. Each Fund expects that commitments to purchase when-issued securities normally will not exceed 25% of its assets (20% in the case of Connecticut Municipal Money Fund and New Jersey Municipal Money Fund).

    No Fund will invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

    Future federal, state and local laws may adversely affect the tax-exempt status of interest on Municipal Securities held by one of the Municipal Funds or of the exempt-interest dividends paid by the Municipal Funds, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations. Opinions relating to the validity of Municipal Securities and the tax-exempt status of interest thereon are rendered by the issuer's bond counsel at the time of issuance; Mitchell Hutchins will rely on such opinions without independent verification.

    A Fund's investment objective may not be changed without the approval of its shareholders. The California Municipal Money Fund's investment policy of investing at least 80% of its net assets in California Municipal Securities and the similar investment policy of the New York Municipal Money Fund, Connecticut Municipal Money Fund and New Jersey Municipal Money Fund relating to investments in New York Municipal Securities, Connecticut Municipal Securities and New Jersey Municipal Securities, respectively, may not be changed without approval of the appropriate Fund's shareholders. Certain other investment limitations, as described in the Statement of Additional Information, also may not be changed without shareholder approval. All other investment policies may be changed by the applicable Corporation's board of directors or the applicable Trust's board of trustees without shareholder approval.

PURCHASES

    THE RMA AND BSA PROGRAMS. Shares of each Fund are available primarily through the RMA and BSA programs. RMA and BSA participants are asked to select one of the Funds as their designated portfolio ("Primary Sweep Money Fund"). Investors will have all free credit cash balances (including proceeds from securities sold) in the account invested in the Primary Sweep Money Fund. Balances of $1 or more are invested daily. Each Fund and PaineWebber reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

    Investors who choose one Fund as their Primary Sweep Money Fund may also purchase shares of another Fund by contacting their PaineWebber investment executives or correspondent firms. Minimum purchase and maintenance requirements, however, may apply to purchases of shares of a Fund other than the investor's Primary Sweep Money Fund.

    Certain features available to RMA and BSA participants are summarized in the Appendices to the Statement of Additional Information. The RMA program is more fully described in the brochure, "Facts about Your PaineWebber Resource Management Account" and the BSA program is more fully described in the brochure, "Facts about Your Business Services Account". The availability of Fund shares to customers of PaineWebber's correspondent firms varies depending on the arrangements between PaineWebber and such firms.

    An order to purchase shares of a Fund will be executed on the Business Day on which federal funds become available to the Fund, at the Fund's next-determined net asset value per share. A "Business Day" is any day on which the Boston offices of the Fund's custodian, State Street Bank and Trust Company ("Custodian"), and the New York City offices of PaineWebber and PaineWebber's bank are all open for business. "Federal funds" are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to a Fund through its Custodian.

    RMA and BSA participants may change their Primary Sweep Money Fund at any time by notifying their PaineWebber investment executives or correspondent firms. However, RMA and BSA participants may not have more than one Primary Sweep Money Fund at a time.

    On any Business Day, a Fund will accept purchase orders and credit shares to investors' accounts as follows.

    PURCHASES WITH FUNDS HELD AT PAINEWEBBER. All deposits to RMA and BSA participants' brokerage accounts and any free credit cash balances that may arise in such brokerage accounts will be automatically invested in shares of their Primary Sweep Money Fund, as described above under "The RMA and BSA Programs," provided that federal funds are available for the investment. Federal funds normally are available for cash balances arising from the sale of securities held in a brokerage account on the Business Day following settlement, but in some cases can take longer.

    PURCHASES BY CHECK OR ELECTRONIC FUNDS TRANSFER CREDIT. RMA and BSA participants may purchase Fund shares by depositing into their account checks drawn on a U.S. bank. The RMA or BSA participant's brokerage account number should be included on the check.

    As noted above, shares of the participant's Primary Sweep Money Fund will be purchased when federal funds are available. RMA or BSA participants wishing to invest amounts deposited in their accounts by check in one of the other Funds should so instruct their PaineWebber investment executives or correspondent firms. Federal funds are deemed available to a Fund two Business Days after deposit of a personal check and/or an Electronic Funds Transfer credit and one Business Day after deposit of a cashier's or certified check. PaineWebber may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits to the extent those funds are converted to federal funds in fewer than two Business Days.

    PURCHASES BY WIRE. RMA and BSA participants may also purchase shares of their Primary Sweep Money Fund or another Fund by instructing their banks to transfer federal funds by wire to their RMA or BSA account. Wire transfers should be directed to: The Bank of New York, ABA 021000018, PaineWebber Inc., A/C 890-0114-088, OBI=FBO [Account Name]/[Brokerage Account Number]. The wire must include the investor's name and RMA or BSA brokerage account number. RMA or BSA participants wishing to transfer federal funds into their accounts should contact their PaineWebber investment executives or correspondent firms to determine the appropriate wire instructions.

    To the extent that the amounts transferred by wire create a cash balance in an investor's account, that cash balance will be automatically invested in the investor's Primary Sweep Money Fund, as described above under "Purchases with Funds Held at PaineWebber." RMA or BSA participants wishing to invest amounts transferred by wire in one of the other Funds should so instruct their PaineWebber investment executives or correspondent firms.

    If PaineWebber receives a notice from an investor's bank of a wire transfer of federal funds by 12:00 noon, Eastern time, on a Business Day, the automatic investment will be executed on that Business Day. Otherwise, the automatic investment will be executed at 12:00 noon, Eastern time, on the next Business Day. PaineWebber and/or an investor's bank may impose a service charge for wire transfers.

REDEMPTIONS

    Shareholders may redeem any number of shares from their Fund accounts by wire, by telephone or by mail. Shares will be redeemed at the net asset value per share next determined after receipt by the Funds' transfer agent ("Transfer Agent") of instructions from PaineWebber to redeem. PaineWebber delivers such instructions to the Transfer Agent prior to the determination of net asset value at 12:00 noon, Eastern time, on any Business Day.

    AUTOMATIC REDEMPTIONS. Under the RMA and BSA programs, PaineWebber will redeem Fund shares automatically to satisfy outstanding "Debits" and "Charges." "Debits" are amounts due PaineWebber on settlement date for securities purchases and other debits in the investor's RMA or BSA brokerage account, including margin loans, any federal funds wires arranged by PaineWebber ($5,000 and over) and fees for such wires and PaineWebber (not RMA or BSA) checks and fees for such checks. "Charges" are RMA or BSA checks, Gold and Business MasterCard purchases, cash advances, Bill Payment Service checks and Automated Clearing House transfers including Electronic Funds Transfer Debits. Shares are redeemed to cover Debits on the day the Debit is generated. Shares are redeemed to cover RMA or BSA checks and Gold and Business MasterCard cash advances on the day they are paid. Shares are redeemed to cover Gold and Business MasterCard purchases at the end of the MasterCard monthly billing period. Shares are also redeemed to cover interest due on and credit extended and outstanding under the Bank One Line of Credit at the end of the MasterCard monthly billing cycle. Securities purchases are automatically paid for on settlement date. Fund shares will not be purchased until all Debits and Charges in a shareholder's RMA or BSA brokerage account are satisfied.

    ORDER OF REDEMPTION. If a shareholder owns shares of more than one Fund, shares of the Primary Sweep Money Fund are always redeemed first; thereafter, shares held in the other Funds will be redeemed, if necessary, in the following order: first, Money Market Portfolio; second, U.S. Government Portfolio; third, Tax-Free Fund; and fourth, New York Municipal Money Fund, California Municipal Money Fund, Connecticut Municipal Money Fund or New Jersey Municipal Money Fund.

    ADDITIONAL INFORMATION ON REDEMPTIONS. Shareholders with questions about redemption requirements should consult their PaineWebber investment executives or correspondent firms. Shareholders who redeem all their shares will receive cash credits to their RMA or BSA brokerage accounts for dividends earned on those shares to (but not including) the day of redemption. The redemption price may be more or less than the purchase price, depending on the market value of the Fund's portfolio; however, each Fund anticipates that its net asset value per share will normally be $1.00 per share. See "Valuation of Shares."

    Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to establish minimum initial purchase requirements and to redeem Fund shares in any shareholder account of less than $500 net asset value. If a Fund elects to do so, it will notify the shareholder and provide the shareholder with an opportunity to increase the amount invested to $500 or more within 60 days of the notice. This notice may appear on the shareholder's account statement. If a shareholder requests redemption of shares that were purchased recently, a Fund may delay payment until it is assured that it has received good payment for the purchase of the shares. In the case of purchases by check, this can take up to 15 days.

    PaineWebber has the right to terminate an RMA or BSA brokerage account for any reason. In such event, all Fund shares held in the shareholder's RMA or BSA brokerage account will be redeemed and the proceeds sent to the shareholder within three Business Days.

VALUATION OF SHARES

    Each Fund uses its best efforts to maintain its net asset value at $1.00 per share. Each Fund's net asset value per share is determined by dividing the Fund's net assets by the number of Fund shares outstanding. A Fund's net assets are equal to the value of its investments and other assets minus its liabilities. Each Fund's net asset value is determined once each Business Day at 12:00 noon, Eastern time.

    Each Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the board of directors of the applicable Corporation or the board of trustees of the applicable Trust.

DIVIDENDS AND TAXES

    DIVIDENDS. Each Business Day, each Fund declares as dividends all of its net investment income. Shares begin earning dividends on the day of purchase; dividends are accrued to shareholder accounts daily and are automatically paid in additional Fund shares monthly. Shares do not earn dividends on the day of redemption. Net investment income includes accrued interest and earned discount (including original issue discount and, except for Municipal Securities acquired by the Municipal Funds prior to May 1, 1993, market discount), less amortization of market premium and accrued expenses. Daily dividends declared by each Municipal Fund do not include any net investment income attributable to the accretion of market discount on Municipal Securities. Any such amounts, which are taxable to each Fund's shareholders, are distributed annually, unless more frequent distributions are necessary to maintain a Fund's net asset value per share at $1.00 or to avoid income or excise taxes.

    Each Fund distributes its net short-term capital gain, if any, annually but may make more frequent distributions of such gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Funds do not expect to realize net long-term capital gain and thus do not anticipate payment of any long-term capital gain distributions.

    FEDERAL TAX. Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any) that is distributed to its shareholders.

    Dividends paid by the Money Market Portfolio and the U.S. Government Portfolio generally are taxable to their shareholders as ordinary income, notwithstanding that such dividends are paid in additional Fund shares. Shareholders not subject to tax on their income, however, generally are not required to pay tax on amounts distributed to them. Distributions by a Municipal Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by a shareholder. Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal Fund is not deductible.

    Each Fund notifies its shareholders following the end of each calendar year of the tax status of all distributions paid (or deemed paid) during that year. The notice sent by each Municipal Fund specifies the amount of exempt-interest dividends (and the portion thereof, if any, that is not AMT exempt interest) and the amount of any taxable dividends.

    Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other noncorporate shareholders who (1) do not provide the Fund with a correct taxpayer identification number or (2) otherwise are subject to backup withholding.

    CALIFORNIA TAXES. If the California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and at least 50% of the value of its total assets consists of California Municipal Securities, exempt-interest dividends derived from interest on qualifying California Municipal Securities will be exempt from California personal income tax ("California exempt-interest dividends"), but not California franchise tax. Dividends derived from interest on other Municipal Securities, taxable income and net capital gain are taxable under California law at ordinary income rates. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for purposes of California personal income tax. California exempt-interest dividends may affect the calculation of certain adjustments to alternative minimum taxable income for shareholders that are corporations. Shareholders receive notification annually stating the portion of the Fund's exempt-interest dividends attributable to issuers in California and other states. The Fund itself will not be subject to California franchise or corporate income tax on interest income distributed to its shareholders.

    NEW YORK STATE AND NEW YORK CITY TAXES. If the New York Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and at the end of each quarter of the Fund's taxable year at least 50% of its assets are invested in New York Municipal Securities, exempt-interest dividends paid by the Fund that are derived from interest on qualifying New York Municipal Securities will be exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends derived from interest on other Municipal Securities, taxable income and net capital gain are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for purposes of New York State or New York City personal income tax. Shareholders receive notification annually stating the portion of the Fund's exempt-interest dividends attributable to issuers in New York State, New York City and other states.

    CONNECTICUT TAXES. Dividends paid by the Connecticut Municipal Money Fund that qualify as exempt-interest dividends for federal income tax purposes are not subject to the Connecticut income tax imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Fund as interest from Connecticut Municipal Securities, or as interest from obligations with respect to which Connecticut is prohibited by federal law from taxing. Dividends derived from other sources are subject to Connecticut income tax, except that dividends qualifying as capital gains dividends for federal income tax purposes are not subject to Connecticut income tax to the extent derived from Connecticut Municipal Securities. In the case of a shareholder subject to the Connecticut income tax and required to pay AMT, the portion of exempt-interest dividends paid by the Fund that is derived from income received by the Fund as interest from Connecticut Municipal Securities or obligations the interest with respect to which Connecticut is prohibited by federal law from taxing is not subject to the net Connecticut minimum tax, even though treated as a preference item for purposes of the AMT.

    Dividends qualifying as exempt-interest dividends for federal income tax purposes that are distributed by the Fund to entities taxed as corporations under the Connecticut corporation business tax are not exempt from the tax.

    Connecticut Municipal Money Fund's shares are not subject to property taxation by the State of Connecticut or its political subdivisions.

    NEW JERSEY TAXES. New Jersey Municipal Money Fund anticipates that substantially all dividends paid by the New Jersey Municipal Money Fund will not be subject to New Jersey gross income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey gross income tax to the extent the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities or direct U.S. government obligations or certain other specified obligations. To be classified as a qualified investment fund, at least 80% of the Fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the New Jersey Municipal Money Fund continues to qualify as a qualified investment fund, any gain on the redemption of its shares will not be subject to the New Jersey gross income tax. To the extent a shareholder of the New Jersey Municipal Money Fund is obligated to pay state or local taxes outside of New Jersey, dividends earned by such shareholder may represent taxable income.

    The shares of New Jersey Municipal Money Fund are not subject to property taxation by New Jersey or its political subdivisions.

    ADDITIONAL INFORMATION. The foregoing is only a summary of some of the important federal, state and local income tax considerations generally affecting the Funds and their shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state and local tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers.

MANAGEMENT

    Each Corporation's board of directors, and each Trust's board of trustees, as part of their overall management responsibility, oversee various organizations responsible for the Funds' day-to-day management. PaineWebber, the Funds' investment adviser and administrator, provides a continuous investment program for each Fund and supervises all aspects of its operations. As sub-adviser to the Funds, Mitchell Hutchins makes and implements investment decisions and, as sub-administrator, is responsible for the day-to-day administration of the Funds.

    PaineWebber receives a monthly fee for these services. For the fiscal year ended June 30, 1995, the effective advisory and administration fees paid to PaineWebber by the Money Market Portfolio, the U.S. Government Portfolio, the Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund were equal to 0.50%, 0.45%, 0.48%, 0.50%, and 0.50%, respectively, of the Fund's average daily net assets. For the fiscal year ended October 31, 1995, the effective advisory and administration fees paid to PaineWebber by the Connecticut Municipal Money Fund and the New Jersey Municipal Money Fund were equal to 0.50% and 0.50%, respectively, of the Fund's average daily net assets. PaineWebber (not the Funds) pays Mitchell Hutchins a fee for its sub-advisory and sub-administration services, at an annual rate of 20% of the fee received by PaineWebber from each Fund for advisory and administrative services.

    Each Fund except Connecticut Municipal Money Fund and New Jersey Municipal Money Fund pays PaineWebber an annual fee of $4.00 per active Fund account, plus certain out-of-pocket expenses, for certain services not performed by the Transfer Agent. Each Fund also incurs other expenses. For the fiscal year ended June 30, 1995, the ratio of expenses as a percentage of average net assets of the Money Market Portfolio, the U.S. Government Portfolio, the Tax-Free Fund, California Municipal

Money Fund and New York Municipal Money Fund were 0.59%, 0.63%, 0.63%, 0.69% and 0.68%, respectively. PaineWebber waived a portion of its advisory and administration fees for New York Municipal Money Fund. If such waivers had not been made, the Fund's ratio of expenses stated as a percentage of average net assets would have been 0.71%. For the fiscal year ended October 31, 1995, the ratio of expenses as a percentage of average net assets of the Connecticut Municipal Money Fund and New Jersey Municipal Money Fund were 1.01% and 0.93%, respectively.

    PaineWebber and Mitchell Hutchins are located at 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At January 31, 1996, PaineWebber or Mitchell Hutchins was investment adviser or sub-adviser to 34 registered investment companies with 68 separate portfolios and aggregate assets in excess of $30.3 billion.

    Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

    DISTRIBUTION ARRANGEMENTS. PaineWebber is the distributor of each Fund's shares. Under separate plans of distribution ("Plans"), the U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund each is authorized to pay PaineWebber a 12b-1 service fee at the annual rate of up to 0.15% of the Fund's average daily net assets. Each of these Funds currently pays PaineWebber a 12b-1 service fee at the annual rate of 0.08% of its average daily net assets. Any increase in this annual rate would require prior approval by the applicable Corporation's board of directors or Trust's board of trustees.

    Under each Plan, PaineWebber uses the 12b-1 service fee to pay PaineWebber investment executives and correspondent firms for shareholder servicing, currently at the annual rate of 0.06% of the Fund's average daily net assets held in accounts serviced by such investment executives and correspondent firms. The fee is also used to offset PaineWebber's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the PaineWebber branch office in which the investment executive is based, such as rent, communications equipment, employee salaries and other overhead costs.

    During the period they are in effect, each Plan and a related distribution contract ("Distribution Contract") obligate the affected Fund to pay the 12b-1 service fee to PaineWebber as compensation for its service activities and not as reimbursement for specific expenses incurred. Thus, even if PaineWebber's expenses exceed the 12b-1 fee, the Fund will not be obliged to pay more than the fee and, if PaineWebber's expenses are less than the fee, it will retain its full fee and realize a profit. Each Fund will pay the 12b-1 fee to PaineWebber until either the Plan or the Distribution Contract is terminated or not renewed for that Fund. In that event, PaineWebber's service expenses in excess of fees received or accrued through the termination date will be PaineWebber's sole responsibility and not obligations of the Fund.

    Under a separate plan of distribution ("Plan of Distribution"), the Connecticut Municipal Money Fund and New Jersey Municipal Money Fund are authorized to reimburse PaineWebber its expenses for distribution of each Fund's shares at the annual rate of up to 0.12% of each Fund's average daily net assets. The expenses which may be reimbursed include compensation to investment executives and other employees of PaineWebber, printing of prospectuses and reports for other than existing shareholders, and the preparation, printing and distribution of sales literature and advertising materials. It is not anticipated that items reimbursable under the Plan of Distribution will generally include any profit to PaineWebber. The Fund is not authorized to reimburse PaineWebber for expenses incurred more than 12 months prior to the date of such reimbursement. PaineWebber anticipates that there will be no carryover of expenses from one year to the next. The expenses to be reimbursed are for activities primarily intended to result in the sale of each Fund's shares and the maintenance of Fund accounts and account balances, and there will be no reimbursement for the expenses relative to PaineWebber's overhead. PaineWebber currently intends that approximately 0.10% per annum of each Fund's daily net assets will be paid to its investment executives proportionately in respect of Fund share balances maintained by their respective clients and the balance on other activities.

PERFORMANCE INFORMATION

    From time to time each Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund is the income on an investment in that Fund over a specified seven-day period. This income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized the income earned is assumed to be reinvested. The "effective yield" will be higher than the "yield" because of the compounding effect of this assumed reinvestment.

    The Municipal Funds may also advertise "tax-equivalent yield" and "tax-equivalent effective yield." "Tax-equivalent yield" shows the taxable yield that would produce the same income after a stated rate of taxes as the respective Fund's tax-exempt yield (yield excluding taxable income). "Tax-equivalent effective yield" shows the taxable effective yield that would produce the same income after a stated rate of taxes as the respective Fund's tax-exempt effective yield (effective yield excluding taxable income).

    Each Fund may also advertise other performance data, which may consist of the annual or cumulative return (including realized net short-term capital gain, if any) earned on a hypothetical investment in the Fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

    The performance of shareholder accounts with small balances will differ from the quoted performance because daily income for each shareholder account is rounded to the nearest whole penny. Accordingly, very small shareholder accounts (at current interest rates, approximately $33 or less in the case of the Money Market Portfolio and the U.S. Government Portfolio, and approximately $53 or less in the case of the Municipal Funds) that generate less than 1/2 per day of income will earn no dividends.

GENERAL INFORMATION

    The Money Market and U.S. Government Portfolios are series of PaineWebber RMA Money Fund, Inc. ("Money Fund Corporation"). Both the Tax-Free Fund and the Money Fund Corporation were incorporated in Maryland on July 2, 1982 and each is registered with the SEC as an open-end, diversified management investment company. The Money Fund Corporation has an authorized capitalization of

30 billion shares of $0.001 par value common stock, 15 billion and 5 billion of which are designated as shares of the Money Market Portfolio and the U.S. Government Portfolio, respectively. The remaining shares are classified as shares of the Money Fund Corporation's third series. The Tax-Free Fund has an authorized capitalization of 20 billion shares of $0.001 par value common stock.

    California Municipal Money Fund and New York Municipal Money Fund are series of PaineWebber Managed Municipal Trust. The Trust is registered as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The Trust's board of trustees has authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share.

    Connecticut Municipal Money Fund and New Jersey Municipal Money Fund are series of PaineWebber Municipal Money Market Series. The Trust is registered as an open-end management investment company and was organized as a Massachusetts business trust on September 14, 1990. The Trust's board of trustees has authority to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share.

    Although each Fund is offering only its own shares, it is possible that a Fund might become liable for a misstatement in the Prospectus about another Fund. The board of directors of each Corporation and the board of trustees of each Trust has considered this factor in approving the use of a single, combined Prospectus.

    The Corporations and the Trusts do not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect directors or trustees unless fewer than a majority of the directors or trustees holding office have been elected by shareholders. The directors are required to call a meeting of shareholders of a Corporation when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation's outstanding shares.

    Shareholders of record of no less than two-thirds of the outstanding shares of the applicable Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders of the applicable Trust for the purposes of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the applicable Trust's outstanding shares.

    Each share of a Fund has equal voting, dividend and liquidation rights. The shares of each series of the Money Fund Corporation and the Trusts will be voted separately except when an aggregate vote of all series is required by the Investment Company Act of 1940.

    CERTIFICATES. To avoid additional operating expenses and for investor convenience, stock certificates are not issued. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

    REPORTS. Shareholders receive audited annual and unaudited semi-annual financial statements of the Funds. All purchases and redemptions of Fund shares are reported to shareholders on monthly account statements.

    CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of each Fund's assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Fund's transfer and dividend disbursing agent.

                                    APPENDIX
                              MUNICIPAL SECURITIES

    The following description of the Municipal Securities in which, where applicable, Tax-Free Fund, California Municipal Money Fund, Con-

necticut Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund may invest supplements that provided elsewhere in the prospectus.

    MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes, the interest on which is exempt from federal income tax in the opinion of bond counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied "moral obligation" of a related governmental unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations. The term "municipal bonds" also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by local and state governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Funds generally invest in municipal lease obligations through certificates of participation. The term "municipal bonds" also includes custodial receipts that represent an ownership interest in one or more municipal bonds.

    INDUSTRIAL DEVELOPMENT BONDS AND PRIVATE ACTIVITY BONDS. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. PABs generally are such bonds issued after August 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. Each Fund is authorized to invest more than 25% of its assets in IDBs and PABs.

    PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interest.

    PUT BONDS. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

    TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Tax-exempt commercial paper and short-term municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

--------------------------------------------
Table of Contents                               PAINEWEBBER RMA MONEY MARKET PORTFOLIO
--------------------------------------------
  2      Highlights
         -----------------------------------    PAINEWEBBER RMA U.S. GOVERNMENT PORTFOLIO
  7      Financial Highlights
         -----------------------------------
  11     Investment Objectives and Policies     PAINEWEBBER RMA TAX-FREE FUND
         -----------------------------------
  19     Purchases
         -----------------------------------    PAINEWEBBER RMA CALIFORNIA MUNICIPAL MONEY FUND
  20     Redemptions
         -----------------------------------
  21     Valuation of Shares
         -----------------------------------    PAINEWEBBER RMA CONNECTICUT MUNICIPAL MONEY FUND
  22     Dividends and Taxes
         -----------------------------------
  24     Management                             PAINEWEBBER RMA NEW JERSEY MUNICIPAL MONEY FUND
         -----------------------------------
  26     Performance Information
         -----------------------------------
  26     General Information
         -----------------------------------
  A-1    Appendix
         -----------------------------------
         For information on the RMA program
         or the RMA Funds, call PaineWebber
         toll-free at 1-800-762-1000.

         For information on the BSA program,
         call PaineWebber toll-free at
         1-800-BSA-0140.


------------------------------------------
   No person has been authorized to give
   any information or to make any
   representations not contained in this
   Prospectus in connection with the
   offering made by the Prospectus and,
   if given or made, such information or
   representations must not be relied upon
   as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.


[LOGO]   Recycled
         Paper

(C) 1996 PaineWebber Incorporated